SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 21, 2015

REVE TECHNOLOGIES, INC.
(Exact name of Company as specified in its charter)

Nevada	000-54497	27-2571663
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

300 S El Camino Real
San Clemente, California 92672
(Address of principal executive offices)

Phone: (714) 907-1241
(Company’s Telephone Number)

17011 Beach Boulevard, Suite 900 Huntington Beach, California 92647
(Registrant’s Previous Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS – IMPORTANT INFORMATION

Reve Technologies, Inc. (the “Company”) is filing this Form 8-K to disclose important information with regard to Quarterly and Annual Reports filed with the Securities and Exchange Commission (the “SEC) on the following dates:

Form Filed	Date Filed	For Period Ending
10-Q	8/22/2011	6/30/2011
10-Q/A	9/21/2011	6/30/2011
10-Q	11/10/2011	9/30/2011
10-K	3/30/2012	12/31/2011
10-Q	5/14/2012	3/31/2012
10-Q	8/10/2012	6/30/2012
10-Q	11/6/2012	9/30/2012
10-Q	6/20/2013	3/31/2013
10-Q/A	6/21/2013	3/31/2013
10-K/A	2/27/2014	12/31/2012
10-K	4/15/2014	12/31/2013
10-Q	8/14/2014	6/30/2014

The Registrants cover page to its Original Reports, as described in the table above, contained an incorrect selection of shell status as defined in Rule 12b-2. The registrant in fact is not a Shell nor was it a shell for the prescribed reports. The Company is a development stage Company and is making this disclosure to properly check the box that says No, the Company is not a Shell Company as defined in Rule 12b-2 of the Exchange act. In addition the business section of the filings should have read that the Company is a development stage company and not a shell.

There have been no other changes to the reports described above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVE TECHNOLOGIES, INC.

Date: October 21, 2015	By:	/s/ David Forster
David Forster
President